                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 2000 between the Company and U S Bank Trust National Association, as Trustee of Home Improvement Loan Trust 2000-F (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of January, 2001.

                                          CONSECO FINANCE CORP.


                                          BY: /s/ Phyllis A. Knight
                                              -----------------------------
                                              Phyllis A. Knight
                                              Senior Vice President and
                                              Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 2000 between the Company and U S Bank Trust (N.A), as Trustee of Home Improvement Loan Trust 2000-F (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 2000 to December 31, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of January, 2001.

                                          CONSECO FINANCE CORP.


                                          BY: /s/ Phyllis A. Knight
                                              --------------------------
                                              Phyllis A. Knight
                                              Senior Vice President and
                                              Treasurer

                                CERTIFICATES FOR HOME EQUITY LOANS SERIES 2000-F MONTHLY REPORT
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q EW4,EX2
                                                              EY0, EZ7, FA1, FB9
                                                              FC7, FD5, FF0, FG8
                                                                        FH6, FJ2
                                                         Trust Account: 33386010

ADJUSTABLE RATE CERTIFICATES
----------------------------
    1.   Amount Available for Adjustable Rate Certificates                                                  $4,562,684.78
                                                                                                            -------------
         (including Monthly Servicing Fee)

    2.   Portion, if any, of Amount Available for Adjustable
         Rate Certificates added to:

         (a)  Amount Available for Fixed Rate Group I Certificates                                          $        0.00
                                                                                                            -------------
         (b)  Amount Available for Fixed Rate Group II Certificates                                         $        0.00
                                                                                                            -------------

    3.   Portion, if any, of Amount Available for Fixed Rate Group I
         Certificates or Fixed Rate Group II Certificates added to
         Amount Available for Adjustable Rate Certificates                                                  $        0.00
                                                                                                            -------------

    4.   Formula Principal Distribution Amount:                                                             $2,818,360.65
                                                                                                            -------------

         (a)  Scheduled Principal due (all Loans)                                      $   787,628.50
                                                                                       --------------
         (b)  Principal Prepayments (all Loans)                                        $10,534,449.01
                                                                                       --------------
         (c)  Liquidated Loans (all Loans)                                             $         0.00
                                                                                       --------------
         (d)  Repurchases (all Loans)                                                  $   520,427.84
                                                                                       --------------
         (e)  Previously undistributed (a)-(d) amounts                                 $         0.00
                                                                                       --------------
         (f)  Pre-Funded ARM Amount, if any
              (Post-Funding Payment Date)                                              $         0.00
                                                                                       --------------
         (g)  minus Fixed Rate Group I Formula Principal
              Distribution Amount and Fixed Rate Group II
              Formula Principal Distribution Amount                                    $ 9,024,144.70
                                                                                       --------------

    5.   LIBOR                                                                                                   6.71000%
                                                                                                                 --------

    6.   Available Funds Pass-Through Rate                                                                       9.63650%
                                                                                                                 --------


Interest


Class AV-1 Certificates
-----------------------

    7.   Current Interest
         (a)  Class AV-1 Pass-through Rate (a floating                                       6.96000%
                rate per annum equal to the lesser of (a)                                    --------
                LIBOR plus .25%, or (b) the Available Funds
                Pass-Through Rate, but in no case more than 14.0%)
         (b)   Class AV-1 Interest paid                                                                     $  996,373.23
                                                                                                            -------------
         (c)   Class AV-1 interest Shortfall                                                                $        0.00
                                                                                                            -------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-F
                                       MONTHLY REPORT
                                       PAGE 2
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q EW4,EX2
                                                              EY0, EZ7, FA1, FB9
                                                              FC7, FD5, FF0, FG8
                                                                        FH6, FJ2
                                                         Trust Account: 33386010

    8.   Amount applied to Unpaid Class AV-1 Interest Shortfall                                             $         0.00
                                                                                                            --------------

    9.   Remaining Uppaid Class AV-1 Interest Shortfall                                                     $         0.00
                                                                                                            --------------

Class MV-1 Certificates
-----------------------

   10.    Class MV-1 Adjusted Principal Balance                                                             $15,750,000.00
                                                                                                            --------------

   11.   Current Interest
         (a)  Class MV-1 Pass-through Rate (a floating                                      7.46000%
                                                                                            --------
              rate per annum equal to the lesser of (a)
              LIBOR plus 0.75%, or (b) the Available Funds
              Pass-Through Rate, but in no case more than 14.00%)

         (b)  Class MV-1 Interest paid                                                                      $   104,440.00
                                                                                                            --------------
         (c)  Class MV-1 interest Shortfall                                                                 $         0.00
                                                                                                            --------------

   12.   Amount applied to Unpaid Class MV-1 Interest Shortfall                                             $         0.00
                                                                                                            --------------

   13.   Remaining Uppaid Class MV-1 Interest Shortfall                                                     $         0.00
                                                                                                            --------------

Class MV-2 Certificates
-----------------------

   14.    Class MV-2 Adjusted Principal Balance                                                             $10,500,000.00
                                                                                                            --------------

   15.   Current Interest
         (a)  Class MV-2 Pass-through Rate (a floating                                      8.06000%
                                                                                            --------
              rate per annum equal to the lesser of (a)
              LIBOR plus 1.35%, or (b) the Available Funds
              Pass-Through Rate, but in no case more than 14.00%)

         (b)  Class MV-2 Interest paid                                                                      $    75,226.67
                                                                                                            --------------
         (c)  Class MV-2 Interest Shortfall                                                                 $         0.00
                                                                                                            --------------

   16.   Amount applied to Unpaid Class MV-2 Interest Shortfall                                             $         0.00
                                                                                                            --------------

   17.   Remaining Uppaid Class MV-2 Interest Shortfall                                                     $         0.00
                                                                                                            --------------

Class BV-1 Certificates
-----------------------

   18.    Class BV-1 Adjusted Principal Balance                                                             $ 9,450,000.00
                                                                                                            --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-F
                                       MONTHLY REPORT
                                       PAGE 3
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q EW4,EX2
                                                              EY0, EZ7, FA1, FB9
                                                              FC7, FD5, FF0, FG8
                                                                        FH6, FJ2
                                                         Trust Account: 33386010

   19.   Current Interest
         (a)  Class BV-1 Pass-through Rate (a floating                                      9.01000%
                                                                                            --------
              rate per annum equal to the lesser of (a)
              LIBOR plus 2.30%, or (b) the Available Funds
              Pass-Through Rate, but in no case more than 14.00%)

         (b)  Class BV-1 Interest paid                                                                      $     75,684.00
                                                                                                            ---------------
         (c)  Class BV-1 Interest Shortfall                                                                 $          0.00
                                                                                                            ---------------

   20.   Amount applied to Unpaid Class BV-1 Interest Shortfall                                             $          0.00
                                                                                                            ---------------

   21.   Remaining Uppaid Class BV-1 Interest Shortfall                                                     $          0.00
                                                                                                            ---------------

Principal

   22.   Trigger Event:

         (a)  Average Sixty-Day Delinquency Ratio (to be satisified, line (ii) may not exceed ine (iii))
                  i)  Sixty Day Deliquency Ratio for current Payment Date                                             0.49%
                                                                                                            ---------------
                 ii)  Arithmetic average of Sixty Day Deliquency Ratios for
                      current and two preceeding months                                                               0.51%
                                                                                                            ---------------
                iii)  35% of Senior Enhancement Percentage                                                            7.23%
                                                                                                            ---------------

         (b) Cumulative Realized Losses Test (to be satisfied, line (ii) may not exceed 3.75% from December 1, 2003 to November 30, 2004,
              4.5% from December 1, 2004 to November 30, 2005, 5.00% from
              December 1, 2005 to November 30, 2007, and 5.25% thereafter

                  i)  Cumulative Realized losses for Current Payment Date                                   $          0.00
                                                                                                            ---------------
                 ii)  Cumulative Realized losses as a percentage of Cut-off
                      Date Principal Balances of Adjustable Rate Loans                                                0.00%
                                                                                                            ---------------

   23.   Senior Enhancement Percentage: A fraction, expressed
         as a percentage:                                                                                            20.65%
                                                                                                            ---------------

         (a)  the numerator of which is the excess of i) the aggregate
              Scheduled Principal Balances of the Adjustable Rate Loans
              over ii) the Class AV-1 Principal Balance                                                     $ 41,899,320.20
                                                                                                            ---------------
         (b)  the denominator of which is the aggregate Scheduled Principal
              Balances of the Adjustable Rate Loans on such Payment Date                                    $202,951,027.43
                                                                                                            ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-F
                                       MONTHLY REPORT
                                       PAGE 4
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q EW4,EX2
                                                              EY0, EZ7, FA1, FB9
                                                              FC7, FD5, FF0, FG8
                                                                        FH6, FJ2
                                                         Trust Account: 33386010

Class AV-1 Certificates
-----------------------

   24.   (a)  Principal Distribution Amount                                                                 $  3,173,647.63
                                                                                                            ---------------
         (b)  Class AV-1 Principal Balance                                                                  $157,878,059.60
                                                                                                            ---------------
         (c)  Amount, if any, by which class AV-1 Formula Principal
              Distribution Amount exceeds Principal Distribution Amount                                     $          0.00
                                                                                                            ---------------

Class MV-1 Certificates
-----------------------

   25.   (a)  Principal Distribution Amount                                                                 $          0.00
                                                                                                            ---------------
         (b)  Class MV-1 Principal Balance                                                                  $ 15,750,000.00
                                                                                                            ---------------
         (c)  Amount, if any, by which class MV-1 Formula Principal
              Distribution Amount exceeds Principal Distribution Amount                                     $          0.00
                                                                                                            ---------------

Class MV-2 Certificates
-----------------------

   26.   (a)  Principal Distribution Amount                                                                 $          0.00
                                                                                                            ---------------
         (b)  Class MV-2 Principal Balance                                                                  $ 10,500,000.00
                                                                                                            ---------------
         (c)  Amount, if any, by which class MV-2 Formula Principal
              Distribution Amount exceeds Principal Distribution Amount                                     $          0.00
                                                                                                            ---------------

Class BV-1 Certificates
-----------------------

   27.   (a)  Principal Distribution Amount                                                                 $          0.00
                                                                                                            ---------------
         (b)  Class BV-1 Principal Balance                                                                  $  9,450,000.00
                                                                                                            ---------------
         (c)  Amount, if any, by which class BV-1 Formula Principal
              Distribution Amount exceeds Principal Distribution Amount                                     $          0.00
                                                                                                            ---------------

Liquidation lost Interest

Class MV-1 Certificates
-----------------------

   28.   (a)  Amount applied to Class MV-1 Liquidation Loss Interest Amount                                 $          0.00
                                                                                                            ---------------
         (b)  Class MV-1 Liquidation Loss Interest Shortfall                                                $          0.00
                                                                                                            ---------------
         (c)  Amount applied to Unpaid Class MV-1 Liquidation
              Loss Interest Shortfall                                                                       $          0.00
                                                                                                            ---------------
         (d)  Remaining Unpaid Class MV-1 Liquidation Loss Interest Shortfall                               $          0.00
                                                                                                            ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-F
                                       MONTHLY REPORT
                                       PAGE 5
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q EW4,EX2
                                                              EY0, EZ7, FA1, FB9
                                                              FC7, FD5, FF0, FG8
                                                                        FH6, FJ2
                                                         Trust Account: 33386010

Class MV-2 Certificates
-----------------------

   29.   (a)  Amount applied to Class MV-2 Liquidation Loss Interest Amount                                 $        0.00
                                                                                                            -------------
         (b)  Class MV-2 Liquidation Loss Interest Shortfall                                                $        0.00
                                                                                                            -------------
         (c)  Amount applied to Unpaid Class MV-2 Liquidation
              Loss Interest Shortfall                                                                       $        0.00
                                                                                                            -------------
         (d)  Remaining Unpaid Class MV-2 Liquidation Loss Interest Shortfall                               $        0.00
                                                                                                            -------------

Class BV-1 Certificates
-----------------------

   30.   (a)  Amount applied to Class BV-1 Liquidation Loss Interest Amount                                 $        0.00
                                                                                                            -------------
         (b)  ClassBV-1 Liquidation Loss Interest Shortfall                                                 $        0.00
                                                                                                            -------------
         (c)  Amount applied to Unpaid Class BV-1 Liquidation
              Loss Interest Shortfall                                                                       $        0.00
                                                                                                            -------------
         (d)  Remaining Unpaid Class BV-1 Liquidation Loss Interest Shortfall                               $        0.00
                                                                                                            -------------

Class BV-2 Certificates
-----------------------

Interest

   31.   Current Interest

         (a)  Class BV-2 Pass-Through Rate (the floating rate per annum equal to the lessor of (a) LIBOR plus 2.50%, or (b) the Available
              Funds Pass-Through Rate, but in no case more than 14.00%)                                             9.21%
                                                                                                            -------------
         (b)  Class BV-2 interest paid                                                                      $   51,576.00
                                                                                                            -------------
         (c)  Class BV-2 Interest Shortfall                                                                 $        0.00
                                                                                                            -------------

   32.   Amount applied to Unpaid Class BV-2 Interest Shortfall                                             $        0.00
                                                                                                            -------------

   33.   Remaining Unpaid Class BV-2 Interest Shortfall                                                     $        0.00
                                                                                                            -------------

Principal

   34.   Principal Distribution Amount                                                                      $        0.00
                                                                                                            -------------

   35.   Amount, if any, by which Class BV-2 Formula Principal
         Distribution Amount exceeds Principal Distribution Amount                                          $        0.00
                                                                                                            -------------

   36.   Class BV-2 Principal Balance                                                                       $6,300,000.00
                                                                                                            -------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-F
                                       MONTHLY REPORT
                                       PAGE 6
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q EW4,EX2
                                                              EY0, EZ7, FA1, FB9
                                                              FC7, FD5, FF0, FG8
                                                                        FH6, FJ2
                                                         Trust Account: 33386010

Servicer

   37.   Monthly Servicing Fee (if Originator or affiliate is Servicer)                                     $   85,737.25
                                                                                                            -------------

Overcollateralization Principal Distribution

   38. If Overcollaterialization Amount for Adjustable Rate Certificates is less than $3,150,000.00, the deficiency to:

         (a)  Class AV-1                                                                                    $3,072,967.83
                                                                                                            -------------
         (b)  Class MV-1                                                                                    $        0.00
                                                                                                            -------------
         (c)  Class MV-2                                                                                    $        0.00
                                                                                                            -------------
         (d)  Class BV-1                                                                                    $        0.00
                                                                                                            -------------
         (e)  Class BV-2                                                                                    $        0.00
                                                                                                            -------------

Available Funds Cap Carryover Amount

Class AV-1 Certificates
-----------------------

   39.   (a)  Class AV-1 Available Funds Cap Carryover Amount                                               $        0.00
                                                                                                            -------------
         (b)  Amount applied to Class AV-1 Available Funds Cap
              Carryover Amount                                                                              $        0.00
                                                                                                            -------------
         (c)  Class AV-1 Available Funds Cap Carryover Amount
              remaining unpaid                                                                              $        0.00
                                                                                                            -------------

Class MV-1 Certificates
-----------------------

   40.   (a)  Class MV-1 Available Funds Cap Carryover Amount                                               $        0.00
                                                                                                            -------------
         (b)  Amount applied to Class MV-1 Available Funds Cap
              Carryover Amount                                                                              $        0.00
                                                                                                            -------------
         (c)  Class MV-1 Available Funds Cap Carryover Amount
              remaining unpaid                                                                              $        0.00
                                                                                                            -------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-F
                                       MONTHLY REPORT
                                       PAGE 7
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q EW4,EX2
                                                              EY0, EZ7, FA1, FB9
                                                              FC7, FD5, FF0, FG8
                                                                        FH6, FJ2
                                                         Trust Account: 33386010

Class MV-2 Certificates
-----------------------

   41.   (a)  Class MV-2 Available Funds Cap Carryover Amount                                               $        0.00
                                                                                                            -------------
         (b)  Amount applied to Class MV-2 Available Funds Cap
              Carryover Amount                                                                              $        0.00
                                                                                                            -------------
         (c)  Class MV-2 Available Funds Cap Carryover Amount
              remaining unpaid                                                                              $        0.00
                                                                                                            -------------

Class BV-1 Certificates
-----------------------

   42.   (a)  Class BV-1 Available Funds Cap Carryover Amount                                               $        0.00
                                                                                                            -------------
         (b)  Amount applied to Class BV-1 Available Funds Cap
              Carryover Amount                                                                              $        0.00
                                                                                                            -------------
         (c)  Class BV-1 Available Funds Cap Carryover Amount
              remaining unpaid                                                                              $        0.00
                                                                                                            -------------

Class BV-2 Certificates
-----------------------

   43.   (a)  Class BV-2 Available Funds Cap Carryover Amount                                               $        0.00
                                                                                                            -------------
         (b)  Amount applied to Class BV-2 Available Funds Cap
              Carryover Amount                                                                              $        0.00
                                                                                                            -------------
         (c)  Class BV-2 Available Funds Cap Carryover Amount
              remaining unpaid                                                                              $        0.00
                                                                                                            -------------

   44.   Portion, if any, of Amount Available for Adjustable Rate
         Certificates added to:

         (a)  Amount Available for Fixed Rate Group I Certificates                                          $        0.00
                                                                                                            -------------
         (a)  Amount Available for Fixed Rate Group II Certificates                                         $        0.00
                                                                                                            -------------

Servicer/Trustee

   45.    Reimbursement for unreimbursed Advances                                                           $        0.00
                                                                                                            -------------

Additional Principal (on and after Additional
Principal Entitlement Date)

   46.   (a)  Class AV-1                                                                                    $        0.00
                                                                                                            -------------
         (b)  pro rata: Class MV-1                                                                          $        0.00
                                                                                                            -------------
              pro rata:  Class MV-2                                                                         $        0.00
                                                                                                            -------------
              pro rata:  Class BV-1                                                                         $        0.00
                                                                                                            -------------
              pro rata:  Class BV-2                                                                         $        0.00
                                                                                                            -------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-F
                                       MONTHLY REPORT
                                       PAGE 8
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q EW4,EX2
                                                              EY0, EZ7, FA1, FB9
                                                              FC7, FD5, FF0, FG8
                                                                        FH6, FJ2
                                                         Trust Account: 33386010

Class C Certificateholder

   47.   Reimbursement of expenses                                                                          $        0.00
                                                                                                            -------------

   48.   Amount Available remaining                                                                         $        0.00
                                                                                                            -------------

Other Information

   49.   Overcollateralization Amount for the Adjustable Rate Certificates                                  $3,072,967.83
                                                                                                            -------------

   50.   Target Overcollateralization Amount                                                                $3,150,000.00
                                                                                                            -------------

   51.   Pre-Funded ARM Amount                                                                              $        0.00
                                                                                                            -------------

CLASS AF-1A CERTIFICATES
------------------------

    1.   Amount Available for Class AF-1A Certificates
         (including Monthly Service Fee)                                                                    $4,723,409.03
                                                                                                            -------------

    2.   Portion, if any, of Amount Available for Class AF-1A Certificates
         added to Amount Available for Fixed Rate Group II Certificates
         or Adjustable Rate Certificates                                                                    $        0.00
                                                                                                            -------------

    3.   Portion, if any, of Amount Available for Fixed Rate Certificates
         or Adjustable Rate Certificates added to Amount Available
         for Class AF-1A Certificates                                                                       $        0.00
                                                                                                            -------------

    4.   Fixed Rate Group I Formula Principal Distribution Amount                                           $2,716,034.12
                                                                                                            -------------

         (a)  Scheduled Principal (Fixed Rate Group I Loans)                           $   158,002.33
                                                                                       --------------
         (b)  Principal Prepayments (Fixed Rate Group I Loans)                         $ 2,419,960.11
                                                                                       --------------
         (c)  Substituted Loans (Fixed Rate Group I Loans)                             $         0.00
                                                                                       --------------
         (d)  Repurchases (Fixed Rate Group I Loans)                                   $   138,071.68
                                                                                       --------------
         (e)  Pre-Funded Group I Amount, if any
              (Post-Funding Payment Date)                                              $         0.00
                                                                                       --------------

Interest

    5.   Current Interest

         (a)  Class AF-1A Pass-Through Rate                                                                         7.23%
                                                                                                            -------------
         (b)  Class AF-1A interest paid                                                                     $1,158,593.20
                                                                                                            -------------
         (c)  Class AF-1A Interest Shortfall                                                                $        0.00
                                                                                                            -------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-F
                                       MONTHLY REPORT
                                       PAGE 9
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q EW4,EX2
                                       Revised**              EY0, EZ7, FA1, FB9
                                                              FC7, FD5, FF0, FG8
                                                                        FH6, FJ2
                                                         Trust Account: 33386010

    6.   Amount applied to Unpaid Class AF-1A Interest Shortfall                                            $          0.00
                                                                                                            ---------------

    7.   Remaining Unpaid Class AF-1A Interest Shortfall                                                    $          0.00
                                                                                                            ---------------

    8.   Portion, if any, of Amount Available for Class AF-1A Certificates
         added to Amount Available for Fixed Rate Group II Certificates                                     $          0.00
                                                                                                            ---------------

Principal

    9.   Trigger Event:

         (a)  Average Sixty-Day Delinquency Ratio (to be satisified, line (ii) may not exceed ine (iii))
                  i)  Sixty Day Deliquency Ratio for current Payment Date                                             0.48%
                                                                                                            ---------------
                 ii)  Arithmetic average of Sixty Day Deliquency Ratios for
                      current and two preceeding months                                                               0.48%
                                                                                                            ---------------
                iii)  35% of Senior Enhancement Percentage                                                **          6.09%
                                                                                                            ---------------

         (b) Cumulative Realized Losses Test (to be satisfied, line (ii) may not exceed 4.00% from December 1, 2003 to November 30, 2004,
              5.00% from December 1, 2004 to November 30, 2005, 5.50% from
              December 1, 2005 to November 30, 2007, and 5.75% thereafter)

                  i)  Cumulative Realized losses for Current Payment Date                                   $          0.00
                                                                                                            ---------------
                 ii)  Cumulative Realized losses as a percentage of Cut-off
                      Date Principal Balances of Adjustable Rate Loans                                                0.00%
                                                                                                            ---------------

   10.   Senior Enhancement Percentage: A fraction,
         expressed as a percentage:                                                                       **   17.40183051%
                                                                                                            ---------------
         (a)  the numerator of which is the excess of i) the aggregate
              Scheduled Principal Balances of the Fixed Rate Loans
              over ii) the Class AF Principal Balance                                                       $119,455,890.62
                                                                                                            ---------------
         (b)  the denominator of which is the aggregate Scheduled Principal
              Balances of the Fixed Rate Loans on such Payment Date                                       **$686,455,890.62
                                                                                                            ---------------

   11.   (a)  Principal Distribution Amount                                                                 $  3,357,750.41
                                                                                                            ---------------
         (b)  Class AF-1A Principal Balance                                                                 $192,297,627.08
                                                                                                            ---------------
         (c)  Amount, if any, by which class AF-1A Formula Principal
              Distribution Amount exceeds Principal Distribution Amount                                     $          0.00
                                                                                                            ---------------

   12.   Portion, if any, of Amount Available for Class AF-1A
         Certificates, if any,  added to Amount Available for
         Fixed Rate Group II Certificates                                                                   $          0.00
                                                                                                            ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-F
                                       MONTHLY REPORT
                                       PAGE 10
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q EW4,EX2
                                                              EY0, EZ7, FA1, FB9
                                                              FC7, FD5, FF0, FG8
                                                                        FH6, FJ2
                                                         Trust Account: 33386010

Servicer

   13.   Monthly Servicing Fee (if Originator or affiliate is Servicer)                                     $   81,523.07
                                                                                                            -------------

Overcollateralization Principal Distribution


   14. If Overcollaterialization Amount for Fixed Rate Certificates is less than $18,200,000.00, the deficiency to:

         (a)  Class AF-1A                                                                                   $4,125,009.05
                                                                                                            -------------
         (b)  After distribution from Amount Available
              for Fixed Rate Group II Certificates:
                     Class AF-1                                                                             $        0.00
                                                                                                            -------------
                     Class AF-2                                                                             $        0.00
                                                                                                            -------------
                     Class AF-3                                                                             $        0.00
                                                                                                            -------------
                     Class AF-4                                                                             $        0.00
                                                                                                            -------------

   15.   Portion, if any, of Amount Available for Class AF-1A
         Certificates added to Amount Available for Adjustable
         Rate Certificates (pro rate with portion  of Amount
         Available for Fixed Rate Group II Certificates)                                                    $        0.00
                                                                                                            -------------

Servicer/Trustee

   16.    Reimbursement for Advances                                                                        $        0.00
                                                                                                            -------------

Additional Principal (on and after Additional
Principal Entitlement Date)

   17.   (a)  Class AF-1A                                                                                   $        0.00
                                                                                                            -------------
         (b)  Fixed Rate Group II

                 (i)  pro rata: Class AF-1                                                                  $        0.00
                                                                                                            -------------
                                Class AF-2                                                                  $        0.00
                                                                                                            -------------
                                Class AF-3                                                                  $        0.00
                                                                                                            -------------
                                Class AF-4                                                                  $        0.00
                                                                                                            -------------
                (ii)  pro rata: Class MF-1                                                                  $        0.00
                                                                                                            -------------
                                Class MF-2                                                                  $        0.00
                                                                                                            -------------
                                Class BF-1                                                                  $        0.00
                                                                                                            -------------
                                Class BF-2                                                                  $        0.00
                                                                                                            -------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-F
                                       MONTHLY REPORT
                                       PAGE 11
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q EW4,EX2
                                                              EY0, EZ7, FA1, FB9
                                                              FC7, FD5, FF0, FG8
                                                                        FH6, FJ2
                                                         Trust Account: 33386010

Class C Certificateholder

   18.   Reimbursement of expenses                                                                          $         0.00
                                                                                                            --------------

   19.   Amount Available remaining                                                                         $         0.00
                                                                                                            --------------

Other Information

   20.   Overcollateralization Amount for the Fixed Rate Certificates                                       $10,629,132.80
                                                                                                            --------------

   21.   Target Overcollateralization Amount                                                                $18,200,000.00
                                                                                                            --------------

   22.   Pre-Funded Fixed Rate Group I Amount                                                               $         0.00
                                                                                                            --------------

FIXED RATE GROUP II CERTIFICATES
--------------------------------

    1.   Amount Available for Fixed Rate Group II Certificates
         (including Monthly Service Fee)                                                                    $11,298,921.86
                                                                                                            --------------

    2.   Portion, if any, of Amount Available for Fixed Rate Group II
         Certificates added to Amount Available for AF-1A Certificates
         or Adjustable Rate Certificates                                                                    $         0.00
                                                                                                            --------------

    3.   Portion, if any, of Amount Available for Class AF-1A Certificates
         or Adjustable Rate Certificates added to Amount Available
         for Fixed Rate Group II Certificates                                                               $         0.00
                                                                                                            --------------

    4.   Fixed Rate Group II Formula Principal Distribution Amount                                          $ 6,308,110.58
                                                                                                            --------------

         (a)  Scheduled Principal (All Fixed Rate Loans)                               $  700,988.28
                                                                                       -------------
         (b)  Principal Prepayments (All Fixed Rate Loans)                             $8,071,553.05
                                                                                       -------------
         (c)  Liquidated Loans (All Fixed Rate Loans)                                  $        0.00
                                                                                       -------------
         (d)  Repurchases (All Fixed Rate Loans)                                       $  251,603.37
                                                                                       -------------
         (e)  Pre-Funded Group II Amount, if any
              (Post-Funding Payment Date)                                              $        0.00
                                                                                       -------------
         (f)  Minus fixed rate Group I Formula Principal
              Distribution Amount                                                      $2,716,034.12
                                                                                       -------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-F
                                       MONTHLY REPORT
                                       PAGE 12
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q EW4,EX2
                                                              EY0, EZ7, FA1, FB9
                                                              FC7, FD5, FF0, FG8
                                                                        FH6, FJ2
                                                         Trust Account: 33386010

Interest

    5.   Current Interest

         (a)  Class AF-1 Pass-Through Rate                                                     6.86%
                                                                                               -----
         (b)  Class AF-1 interest paid                                                                      $ 1,063,205.16
                                                                                                            --------------
         (c)  Class AF-1 Interest Shortfall                                                                 $         0.00
                                                                                                            --------------
         (d)  Class AF-2 Pass-Through Rate                                                     6.98%
                                                                                               -----
         (e)  Class AF-2 interest paid                                                                      $   145,416.67
                                                                                                            --------------
         (f)   Class AF-2 Interest Shortfall                                                                $         0.00
                                                                                                            --------------
         (g)  Class AF-3 Pass-Through Rate                                                     7.17%
                                                                                               -----
         (h)  Class AF-3 interest paid                                                                      $   537,750.00
                                                                                                            --------------
         (i)  Class AF-3 Interest Shortfall                                                                 $         0.00
                                                                                                            --------------
         (j)  Class AF-4 Pass-Through Rate (7.67% plus
              0.50% after Additional Entitlement Date)                                         7.67%
                                                                                               -----
         (k)  Class AF-4 interest paid                                                                      $   332,366.67
                                                                                                            --------------
         (l)  Class AF-4 Interest Shortfall                                                                 $         0.00
                                                                                                            --------------

    6.   Amount applied to Unpaid Class AF Group II Interest Shortfall                                      $         0.00
                                                                                                            --------------

         (a)  Class AF-1                                                                                    $         0.00
                                                                                                            --------------
         (b)  Class AF-2                                                                                    $         0.00
                                                                                                            --------------
         (c)  Class AF-3                                                                                    $         0.00
                                                                                                            --------------
         (d)  Class AF-4                                                                                    $         0.00
                                                                                                            --------------

    7.   Remaining Unpaid Class AF-1A Interest Shortfall                                                    $         0.00
                                                                                                            --------------

         (a)  Class AF-1                                                                                    $         0.00
                                                                                                            --------------
         (b)  Class AF-2                                                                                    $         0.00
                                                                                                            --------------
         (c)  Class AF-3                                                                                    $         0.00
                                                                                                            --------------
         (d)  Class AF-4                                                                                    $         0.00
                                                                                                            --------------

    8.   Portion, if any, of Amount Available for Fixed Rate Group II
         Certificates added to Amount Available for Class AF-1A Certificates                                $         0.00
                                                                                                            --------------

Class MF-1Certificates
----------------------

    9.   Class MF-1 Adjusted Principal Balance                                                              $49,000,000.00
                                                                                                            --------------

   10.   Current Interest

         (a)  Class MF-1 Pass-through Rate                                                     8.30%
                                                                                               -----
         (b)  Class MF-1 Interest paid                                                                      $   338,916.67
                                                                                                            --------------
         (c)  Class MF-1 Interest Shortfall                                                                 $         0.00
                                                                                                            --------------

   11.   Amount applied to Unpaid Class MF-1 Interest Shortfall                                             $         0.00
                                                                                                            --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-F
                                       MONTHLY REPORT
                                       PAGE 13
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q EW4,EX2
                                       Revised**              EY0, EZ7, FA1, FB9
                                                              FC7, FD5, FF0, FG8
                                                                        FH6, FJ2
                                                         Trust Account: 33386010

   12.   Remaining Unpaid Class MF-1 Interest shortfall                                                     $         0.00
                                                                                                            --------------

Class MF-2 Certificates
-----------------------

   13.   Class MF-2 Adjusted Principal Balance                                                              $35,000,000.00
                                                                                                            --------------

   14.   Current Interest

         (a)  Class MF-2 Pass-through Rate                                                     8.93%
                                                                                               -----
         (b)  Class MF-2 Interest paid                                                                      $   260,458.33
                                                                                                            --------------
         (c)  Class MF-2 Interest Shortfall                                                                 $         0.00
                                                                                                            --------------

   15.   Amount applied to Unpaid Class MF-2 Interest Shortfall                                             $         0.00
                                                                                                            --------------

   16.   Remaining Unpaid Class MF-2 Interest shortfall                                                     $         0.00
                                                                                                            --------------

Class BF-1 Certificates
-----------------------

   17.   Class BF-1 Adjusted Principal Balance                                                              $28,000,000.00
                                                                                                            --------------

   18.   Current Interest

         (a)  Class BF-1 Pass-through Rate (a floating rate per
              annum equal to the Weighted Average Loan Rate,
              but in no case more than 10.55%)                                                10.55%
                                                                                              ------
         (b)  Class BF-1 Interest paid                                                                      $   246,166.67
                                                                                                            --------------
         (c)  Class BF-1 Interest Shortfall                                                                 $         0.00
                                                                                                            --------------

   19.   Amount applied to Unpaid Class BF-1 Interest Shortfall                                             $         0.00
                                                                                                            --------------

   20.   Remaining Unpaid Class BF-1 Interest shortfall                                                     $         0.00
                                                                                                            --------------

Principal

   21.   Trigger Event:

         (a)  Average Sixty-Day Delinquency Ratio (to be satisified, line (ii) may not exceed ine (iii))
                  i)  Sixty Day Deliquency Ratio for current Payment Date                                            0.27%
                                                                                                            --------------
                 ii)  Arithmetic average of Sixty Day Deliquency Ratios for
                      current and two preceeding months                                                              0.27%
                                                                                                            --------------
                iii)  35% of Senior Enhancement Percentage                                                **         6.09%
                                                                                                            --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-F
                                       MONTHLY REPORT
                                       PAGE 14
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q EW4,EX2
                                       Revised**              EY0, EZ7, FA1, FB9
                                                              FC7, FD5, FF0, FG8
                                                                        FH6, FJ2
                                                         Trust Account: 33386010

         (b) Cumulative Realized Losses Test (to be satisfied, line (ii) may not exceed 4.00% from December 1, 2003 to November 30, 2004,
              5.00% from December 1, 2004 to November 30, 2005, 5.50% from
              December 1, 2005 to November 30, 2007, and 5.75% thereafter)

                  i)  Cumulative Realized losses for Current Payment Date                                   $          0.00
                                                                                                            ---------------
                 ii)  Cumulative Realized losses as a percentage of Cut-off
                      Date Principal Balances of Adjustable Rate Loans                                                0.00%
                                                                                                            ---------------

   22.   Senior Enhancement Percentage: A fraction,                                                       **   17.40183051%
                                                                                                            ---------------
         expressed as a percentage:

         (a)  the numerator of which is the excess of i) the aggregate
              Scheduled Principal Balances of the Fixed Rate Loans
              over ii) the Class AF Principal Balance                                                       $119,455,890.62
                                                                                                            ---------------
         (b)  the denominator of which is the aggregate Scheduled Principal
              Balances of the Fixed Rate Loans on such Payment Date                                         $686,455,890.62
                                                                                                            ---------------

Class AF Group II Certificates
------------------------------

   23.   Principal Distribution Amount

         (a)  Class AF-1                                                                                    $  4,817,103.85
                                                                                                            ---------------
         (b)  Class AF-2                                                                                    $          0.00
                                                                                                            ---------------
         (c)  Class AF-3                                                                                    $          0.00
                                                                                                            ---------------
         (d)  Class AF-4                                                                                    $          0.00
                                                                                                            ---------------

   24.   Principal Balance

         (a)  Class AF-1                                                                                    $185,983,409.28
                                                                                                            ---------------
         (b)  Class AF-2                                                                                    $ 25,000,000.00
                                                                                                            ---------------
         (c)  Class AF-3                                                                                    $ 90,000,000.00
                                                                                                            ---------------
         (d)  Class AF-4                                                                                    $ 52,000,000.00
                                                                                                            ---------------

   25.   Amount, if any, by which class AF Group II Formula Principal
         Distribution Amount allocable to each Class of Class AF Group
         II Certificates exceeds

         (a)  Principal Distribution Amout for Class AF-1 Certificates                                      $          0.00
                                                                                                            ---------------
         (b)  Principal Distribution Amout for Class AF-2 Certificates                                      $          0.00
                                                                                                            ---------------
         (c)  Principal Distribution Amout for Class AF-3 Certificates                                      $          0.00
                                                                                                            ---------------
         (d)  Principal Distribution Amout for Class AF-4 Certificates                                      $          0.00
                                                                                                            ---------------

   26.   Portion, if any, of Amount Available for Fixed Rate Group II
         Certificates added to Amount Available for Class
         AF-1A Certificates                                                                                 $          0.00
                                                                                                            ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-F
                                       MONTHLY REPORT
                                       PAGE 15
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q EW4,EX2
                                                              EY0, EZ7, FA1, FB9
                                                              FC7, FD5, FF0, FG8
                                                                        FH6, FJ2
                                                         Trust Account: 33386010

Class MF-1 Certificates
-----------------------

   27.   (a)  Principal Distribution Amount                                                                 $         0.00
                                                                                                            --------------
         (b)  Class MF-1 Principal Balance                                                                  $49,000,000.00
                                                                                                            --------------
         (c)  Amount, if any, by which class MF-1 Formula Principal
              Distribution Amount exceeds Principal Distribution Amount                                     $         0.00
                                                                                                            --------------

Class MF-2 Certificates
-----------------------

   28.   (a)  Principal Distribution Amount                                                                 $         0.00
                                                                                                            --------------
         (b)  Class MF-2 Principal Balance                                                                  $35,000,000.00
                                                                                                            --------------
         (c)  Amount, if any, by which class MF-2 Formula Principal
              Distribution Amount exceeds Principal Distribution Amount                                     $         0.00
                                                                                                            --------------

Class BF-1 Certificates
-----------------------

   29.   (a)  Principal Distribution Amount                                                                 $         0.00
                                                                                                            --------------
         (b)  Class BF-1 Principal Balance                                                                  $28,000,000.00
                                                                                                            --------------
         (c)  Amount, if any, by which class BF-1 Formula Principal
              Distribution Amount exceeds Principal Distribution Amount                                     $         0.00
                                                                                                            --------------

Liquidation lost Interest

Class MF-1 Certificates
-----------------------

   30.   (a)  Amount applied to Class MF-1 Liquidation Loss Interest Amount                                 $         0.00
                                                                                                            --------------
         (b)  Class MF-1 Liquidation Loss Interest Shortfall                                                $         0.00
                                                                                                            --------------
         (c)  Amount applied to Unpaid Class MF-1 Liquidation
              Loss Interest Shortfall                                                                       $         0.00
                                                                                                            --------------
         (d)  Remaining Unpaid Class MF-1 Liquidation Loss Interest Shortfall                               $         0.00
                                                                                                            --------------

Class MF-2 Certificates
-----------------------

   31.   (a)  Amount applied to Class MF-2 Liquidation Loss Interest Amount                                 $         0.00
                                                                                                            --------------
         (b)  Class MF-2 Liquidation Loss Interest Shortfall                                                $         0.00
                                                                                                            --------------
         (c)  Amount applied to Unpaid Class MF-2 Liquidation
              Loss Interest Shortfall                                                                       $         0.00
                                                                                                            --------------
         (d)  Remaining Unpaid Class MF-2 Liquidation Loss Interest Shortfall                               $         0.00
                                                                                                            --------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-F
                                       MONTHLY REPORT
                                       PAGE 16
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q EW4,EX2
                                                              EY0, EZ7, FA1, FB9
                                                              FC7, FD5, FF0, FG8
                                                                        FH6, FJ2
                                                         Trust Account: 33386010

Class BF-1 Certificates
-----------------------

   32.   (a)  Amount applied to Class BF-1 Liquidation Loss Interest Amount                                 $         0.00
                                                                                                            --------------
         (b)  Class BF-1 Liquidation Loss Interest Shortfall                                                $         0.00
                                                                                                            --------------
         (c)  Amount applied to Unpaid Class BF-1 Liquidation
              Loss Interest Shortfall                                                                       $         0.00
                                                                                                            --------------
         (d)  Remaining Unpaid Class BF-1 Liquidation Loss Interest Shortfall                               $         0.00
                                                                                                            --------------

Class BF-2 Certificates
-----------------------

Interest

   33.   Current Interest

         (a)  Class BF-2 Pass-Through Rate (floating rate equal to
              the Adjusted Weighted Average Loan Rate, but in no event
              greater than 10.00%)                                                                                  10.00%
                                                                                                            --------------
         (b)  Class BF-2 interest paid                                                                      $   175,000.00
                                                                                                            --------------
         (c)  Class BF-2 Interest Shortfall                                                                 $         0.00
                                                                                                            --------------

   34.   Amount applied to Unpaid Class BF-2 Interest Shortfall                                             $         0.00
                                                                                                            --------------

   35.   Remaining Unpaid Class BF-2 Interest Shortfall                                                     $         0.00
                                                                                                            --------------

Principal

   36.   Class BF-2 Principal Distribution Amount                                                           $         0.00
                                                                                                            --------------

   37.   Amount, if any, by which Class BF-2 Formula Principal
         Distribution Amount exceeds Principal Distribution Amount                                          $         0.00
                                                                                                            --------------

   38.   Class BF-2 Principal Balance                                                                       $21,000,000.00
                                                                                                            --------------

Servicer

   39.   Monthly Servicing Fee (if Originator or affiliate is Servicer)                                     $   204,500.21
                                                                                                            --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-F
                                       MONTHLY REPORT
                                       PAGE 17
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q EW4,EX2
                                                              EY0, EZ7, FA1, FB9
                                                              FC7, FD5, FF0, FG8
                                                                        FH6, FJ2
                                                         Trust Account: 33386010

Overcollateralization Principal Distribution

   40. If Overcollaterialization Amount for Fixed Rate Certificates is less than $18,200,000.00, the deficiency to:

         (a)  Class AF-1                                                                                    $6,504,134.75
                                                                                                            -------------
         (b)  Class AF-2                                                                                    $        0.00
                                                                                                            -------------
         (c)  Class AF-3                                                                                    $        0.00
                                                                                                            -------------
         (d)  Class AF-4                                                                                    $        0.00
                                                                                                            -------------
         (e)  Class MF-1                                                                                    $        0.00
                                                                                                            -------------
         (f)  Class MF-2                                                                                    $        0.00
                                                                                                            -------------
         (g)  Class BF-1                                                                                    $        0.00
                                                                                                            -------------
         (h)  Class BF-2                                                                                    $        0.00
                                                                                                            -------------

   41.   Portion, if any, of Amount Available for Fixed Rate Group II Certificates
         added to Amount Available for Adjustable Rate Certificates (pro rata
         with portion of Amount Available for Class AF-1A Certificates)                                     $        0.00
                                                                                                            -------------

Servicer/Trustee

   42.   Reimbursement for unreimbursed Advances                                                            $        0.00
                                                                                                            -------------

Additional Principal (on and after Additional
Principal Entitlement Date)

   43.   (a)  pro rata:  Class AF-1                                                                         $        0.00
                                                                                                            -------------
                         Class AF-2                                                                         $        0.00
                                                                                                            -------------
                         Class AF-3                                                                         $        0.00
                                                                                                            -------------
                         Class AF-4                                                                         $        0.00
                                                                                                            -------------
                         Class AF-1A                                                                        $        0.00
                                                                                                            -------------
         (b)  pro rata:  Class MF-1                                                                         $        0.00
                                                                                                            -------------
                         Class MF-2                                                                         $        0.00
                                                                                                            -------------
                         Class BF-1                                                                         $        0.00
                                                                                                            -------------
                         Class BF-2                                                                         $        0.00
                                                                                                            -------------

Class C Certificateholder

   44.   Reimbursement of expenses                                                                          $        0.00
                                                                                                            -------------

   45.   Amount Available remaining                                                                         $        0.00
                                                                                                            -------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-F
                                       MONTHLY REPORT
                                       PAGE 18
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q EW4,EX2
                                                              EY0, EZ7, FA1, FB9
                                                              FC7, FD5, FF0, FG8
                                                                        FH6, FJ2
                                                         Trust Account: 33386010

Other Information

   46.   Overcollateralization Amount for the Fixed Rate Certificates                                       $ 10,629,143.80
                                                                                                            ---------------

   47.   Target Overcollateralization Amount                                                                $ 18,200,000.00
                                                                                                            ---------------

   48.   Pre-Funded Fixed Rate Group II Amount                                                              $          0.00
                                                                                                            ---------------

CLASS A, CLASS M AND CLASS B CERTIFICATES
-----------------------------------------

49.      Scheduled Principal Balances of Loans                                                              $880,382,773.35
                                                                                                            ---------------

         (a)  Adjustable Rate Loans                                                                         $202,951,027.43
                                                                                                            ---------------
         (b)  Fixed Rate Group I Loans                                                                      $192,939,343.37
                                                                                                            ---------------
         (c)  Fixed Rate Group II Loans                                                                     $484,492,402.55
                                                                                                            ---------------

   50.   Pool Factors

         (a)  Class AF-1A Pool Factor                                                                             .94407167
                                                                                                            ---------------
         (b)  Class AF-1 Pool Factor                                                                              .88994134
                                                                                                            ---------------
         (c)  Class AF-2 Pool Factor                                                                             1.00000000
                                                                                                            ---------------
         (d)  Class AF-3 Pool Factor                                                                             1.00000000
                                                                                                            ---------------
         (e)  Class AF-4 Pool Factor                                                                             1.00000000
                                                                                                            ---------------
         (f)  Class MF-1 Pool Factor                                                                             1.00000000
                                                                                                            ---------------
         (g)  Class MF-2 Pool Factor                                                                             1.00000000
                                                                                                            ---------------
         (h)  Class BF-1 Pool Factor                                                                             1.00000000
                                                                                                            ---------------
         (i)  Class BF-2 Pool Factor                                                                             1.00000000
                                                                                                            ---------------
         (j)  Class AV-1 Pool Factor                                                                              .93975035
                                                                                                            ---------------
         (k)  Class MV-1 Pool Factor                                                                             1.00000000
                                                                                                            ---------------
         (l)  Class MV-2 Pool Factor                                                                             1.00000000
                                                                                                            ---------------
         (m)  Class BV-1 Pool Factor                                                                             1.00000000
                                                                                                            ---------------
         (n)  Class BV-2 Pool Factor                                                                             1.00000000
                                                                                                            ---------------

   51.   Loans Delinquent:

         (a)  31-59 days
              Adjustable Rate                         1,962,978.61       17
                                                 -----------------     -------
              Group I Fixed Rate                      1,845,896.15       25
                                                 -----------------     -------
              Group II Fixed Rate                     3,481,519.98       60
                                                 -----------------     -------

         (b)  60-89 days
              Adjustable Rate                                 0.00        0
                                                 -----------------     -------
              Group I Fixed Rate                      1,060,547.63       13
                                                 -----------------     -------
              Group II Fixed Rate                     1,719,163.43       25
                                                 -----------------     -------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-F
                                       MONTHLY REPORT
                                       PAGE 19
                                                      Distribution Date: 1/16/01
                                                           CUSIP# 20846Q EW4,EX2
                                                              EY0, EZ7, FA1, FB9
                                                              FC7, FD5, FF0, FG8
                                                                        FH6, FJ2
                                                         Trust Account: 33386010

         (c)  90 or more days
              Adjustable Rate                            221,488.23         1
                                                 ------------------     ---------
              Group I Fixed Rate                         102,668.14         2
                                                 ------------------     ---------
              Group II Fixed Rate                        290,428.88         7
                                                 ------------------     ---------

   89.   Principal Balance of Defaulted Loans

         (a)  Adjustable Rate                                                                               $  773,472.65
                                                                                                            -------------
         (b)  Group I Fixed Rate                                                                            $1,102,963.45
                                                                                                            -------------
         (c)  Group II Fixed Rate                                                                           $1,364,546.32
                                                                                                            -------------

   90.   Liquidated Loans: Adjustable Rate Loans

         (a)  Number                                                                                              0
                                                                                                            -------------
         (b)  Aggregate Unpaid Principal Balance                                                            $     0
                                                                                                            -------------
         (c)  REO (Unpaid Principal Balance)                                                                $     0
                                                                                                            -------------
         (d)  Net Liquidation Loss                                                                          $     0
                                                                                                            -------------

   91.   Liquidated Loans: Fixed Rate Loans

         (a)  Number                                                                                              0
                                                                                                            -------------
         (b)  Aggregate Unpaid Principal Balance                                                            $     0
                                                                                                            -------------
         (c)  REO (Unpaid Principal Balance)                                                                $     0
                                                                                                            -------------
         (d)  Net Liquidation Loss                                                                          $     0
                                                                                                            -------------

   92.   Number of Loans Remaining

         Adjustable Rate                                                                                        1,663
                                                                                                            -------------
         Group I Fixed Rate                                                                                     2,676
                                                                                                            -------------
         Group II Fixed Rate                                                                                    8,263
                                                                                                            -------------

Class C Certificates
--------------------

   93.   Class C Distribution Amount (sum of lines A(48),
         B(19) and C(45))                                                                                   $        0.00
                                                                                                            -------------

Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.